CALAMOS
CONVERTIBLE PORTFOLIO



ANNUAL REPORT
DECEMBER 31, 1999


[CALAMOS LOGO]

CALAMOS(R) FINANCIAL SERVICES INC.
1111 EAST WARRENVILLE ROAD
NAPERVILLE, ILLINOIS 60563-1493
1.800.582.6959
WWW.CALAMOS.COM

CALAMOS Convertible Portfolio
-----------------------------
A message from the President

     Dear Contract Owners:

     The CALAMOS Convertible Portfolio available through the Kansas City Life Century II Variable Products gained 23.2% since its May 1, 1999 inception through December 31, 1999. The fund's strategy of utilizing convertible bonds and convertible preferred stock provides bond like characteristics with equity potential. In an economic environment of low inflation and low interest rates combined with an opportunistic equity market, the CALAMOS Convertible Portfolio provided an outstanding alternative to traditional fixed-income investing this past year. In fact, the CALAMOS Convertible Portfolio significantly outperformed fixed-income indexes such as the Lehman Brothers Government/Corporate Bond Index(*) at -.97%; the Merrill Lynch High Yield Index at - 1.14%; and the Merrill Lynch US Treasury Bill Index(*) at +3.14% for the period 5/1/99 to 12/31/99.

Convertible bonds allow the holder of the bond to convert to the underlying common stock at any time. This feature offers the upside potential of the equity markets, while the convertible's fixed-income characteristics help provide downside protection. In addition to outperforming the fixed-income indexes described above, the CALAMOS Convertible Portfolio performance compared favorably to the Value Line Convertible Index,(*) up 11.9 %, for the same period.

     By investing in the CALAMOS convertible alternative, as a contract owner, you benefited from a management team of investment professionals with a long-term track record managing institutional accounts. As well, benefits accrued from the stock-like characteristics of convertibles. It is their stock-like characteristics that helped several especially strong issues power the Portfolio during 1999. Because of their unique nature, convertibles are the strategy of choice at CALAMOS. Based on our disciplined investment process, which balances risk with reward, we seek opportunities that strive to preserve assets, yet at the same time, provide excellent long-term performance.

     The past year has been a dynamic one for both CALAMOS and the convertible market as a whole. CALAMOS ASSET MANAGEMENT, INC., the advisor to the CALAMOS Convertible Portfolio, expanded assets under management by 40% in 1999, ending the year at $4.9 billion. The convertible market also posted a record high of approximately $40 billion in new issues.

     For more than 20 years, CALAMOS ASSET MANAGEMENT, INC. has helped investors pursue financial security and success through the convertible market. We are pleased to be a part of the Century II fund choices and thank you for your continued confidence in the CALAMOS Convertible Portfolio.


Sincerely,

/s/ John P. Calamos

John P. Calamos
President and Chief Investment Officer
February 10, 2000

(*)Unlike Government Bonds and US Treasury Bills, the Calamos Convertible Portfolio shares are not guaranteed or insured by the U.S. Government.

MANAGEMENT REVIEW & OUTLOOK
---------------------------

WHAT ARE CONVERTIBLE SECURITIES AND WHO SHOULD INVEST IN THEM?

     Convertible securities are hybrid securities that combine the characteristics of both stocks and bonds with the option to convert the security into a specified number of common stock shares. Therefore, they offer the potential for excellent opportunities in both worlds, that is, participation in the growth of a stock's value while earning income from the bond. Theoretically, the equity component provides unlimited upside return potential while the fixed-income features help to both reduce downside risk and preserve your assets.

Since convertible performance does not correlate directly to that of the stock or bond markets, they may be considered a separate asset class and therefore help diversify a portfolio. A convertible portfolio may benefit moderately conservative investors who seek fixed income with favorable risk characteristics while desiring equity participation and the potential for capital appreciation.

WHAT WAS THE OVERALL ECONOMIC ENVIRONMENT LIKE?

     At year-end, the market's central theme of enhancing productivity was fueling the strong secular trend in technology spending. It also masked the cyclical trend in the industrial economy. The 1990s market was spectacular, but not without some major disruptions. The economy and the stock market experienced rolling recessions in various industry groups throughout the decade. Banks, automobiles and airlines were priced at recessionary levels in the early `90s. Drug, retail and energy stocks then followed suit. Many small company stocks went through some extreme valuation discrepancies and even technology was hit very hard. As recently as a year ago, semiconductor chip and equipment manufacturing companies along with enterprise-wide software stocks were priced as if a recession were imminent. Metal, mining and commodity producers were also priced in expectation of this scenario.

Today, REITs, property and casualty insurance, tobacco and "value stocks" are reflecting values that predict a very difficult environment going forward. In fact, just about every industry group was priced for an economic downturn at least once during the decade-- unlike many periods when all industry groups were priced for a recession at the same time. This economy and marketplace, with rolling recessions and global competition, require money managers to become better predictors of opportunity from the bottom up, by company and industry.

WHAT SIGNIFICANT FACTORS IMPACTED THE CALAMOS CONVERTIBLE PORTFOLIO?

     It was an outstanding year for convertible performance in general in a marketplace that was unusually divergent and turbulent. During 1999, the CALAMOS Convertible Portfolio's exposure in the technology, utilities, and consumer growth sectors had a positive influence. The Portfolio also benefited from a central theme of investing in companies that can enhance worker productivity. The leading companies in this area are technology related. Therefore, 37.2% of portfolio assets were in technology-related convertibles, including stellar performers Qualcomm and Veritas Software (at 5.8% and 2.2% of the Portfolio, respectively). Technology issues were the primary contributors to the Portfolio's strong performance for the quarter and for the year. During the period we took some profits in the tech sector to moderate portfolio risk and remain true to our investment discipline.

We increased the Portfolio's technology exposure as many new convertibles came to market in this sector. These new issues offered a more traditional risk/reward profile, allowing us to participate more fully in this sector with less downside risk than had been available from the existing convertibles in the marketplace. We also slightly increased the Portfolio's basic industries and utilities exposure while reducing the consumer cyclicals sector exposure. The Portfolio's sector shifts were primarily driven by bottom-up company-specific opportunities.

Our focus on balance sheet risk added value relative to the market. We added value through our emphasis on large- and mid-cap convertible issuers, and steered clear of major issues that declined significantly during the year that were identified by our proprietary models and analyses. Holdings in advertising benefited as Internet companies launched huge campaigns to lure holiday shoppers to e-commerce sites, while REIT performance lagged. At year-end, 8.2% of the Portfolio was in common stock, including a new position in Boeing (1.7% of the Portfolio), which may benefit from an economic turnaround in Southeast Asia.

By year-end, CALAMOS chose to emphasize investment-grade convertibles over speculative convertible issues. The speculative issues outperformed investment-grade issues by a wide margin this past quarter and throughout the year. Although we participate in those issues, we felt it prudent to limit our exposure in that volatile area. Additionally, we adhered to our risk/reward discipline of keeping a proper balance between equity exposure and downside safety provided by the bond characteristics. We worked diligently to maintain an appropriate risk/reward advantage consistent with managing risk as convertible prices sharply increased.

WHAT IS THE OUTLOOK FOR THE CALAMOS CONVERTIBLE PORTFOLIO?

     At CALAMOS ASSET MANAGEMENT, INC., we think that low inflation and high productivity may continue to fuel the economy. We also expect market performance to broaden beyond technology, with all sectors participating. The technology sector appears to be ahead of itself and is vulnerable in the short term, although the long-term secular trend appears solid.

We would expect productivity to continue to be strong as businesses shift their focus from remedying Y2K glitches to technology spending that is more value-added. The Presidential election should add to the volatility of the marketplace as sentiment shifts from poll to poll. We anticipate continued recovery in the global markets as Europe rolls out further tax cuts and market-friendly restructuring. Japan is a wild card but appears to be slowly emerging from a decade-long malaise. The CALAMOS Convertible Portfolio will remain opportunistically positioned with an emphasis on risk/reward. We believe we have a strong mix of high-grade convertibles from rapid growth companies as well as some excellent value opportunities.

This report has been prepared by Calamos Asset Management, Inc., (CAM) the Portfolio's adviser for information purposes; any opinions expressed herein reflect our judgment as of this date and are subject to change. The forecasts may not prove true.

CALAMOS CONVERTIBLE PORTFOLIO

   TOTAL RETURN
   --------------                  TOTAL RETURN measures net investment income
   SINCE INCEPTION (5/1/99)        and capital gain or loss from portfolio
                   23.2%           investments and reflect changes in share
                                   price, reinvestment of income and capital gain distributions.

   GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION
   ----------------------------------------------
   BASED ON A HYPOTHETICAL INVESTMENT MADE IN THE

   CALAMOS CONVERTIBLE PORTFOLIO FROM 5/1/99 TO 12/31/99

     $13,000                                                        $12,319
                                             Calamos
                                             Convertible
                                             Portfolio
     $12,000
                                                                    $11,186(*)
                                             Value Line
                                             Convertible
     $11,000                                 Index

                                                                    $ 9,879(**)
     $10,000                                 Lehman
                                             Bros.
                                             Govt./Corp.
                                             Bond Index
     $9,000
          May-99  Jun-99  Jul-99  Aug-99  Sep-99  Oct-99  Nov-99  Dec-99

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(**)The Lehman Bros. Government/Corporate Bond Index is composed of all bonds that are rated investment- grade (Baa or higher by Moody's and BBB or higher by S&P if not rated by Moody's); issues must have at least one year to maturity.
Source: Russell as reported by Calamos Asset Management, Inc., advisor to the Portfolio.

(*)The Value Line Convertible Index is an equally weighted index of the largest 585 convertibles. Selection is based on issue size and trading statistics. The index represents 90% of the market. Source: Frank Russell Company.

PORTFOLIO MANAGERS



[PHOTO]
          JOHN P. CALAMOS
          President and Chief Investment Officer

          -  Over 20 years of investment management experience
          - Authority on convertibles, listed call options and other hedging techniques
          -  Authored two books on convertible investing, the latest:
             Convertible Securities, the Latest Instruments,
             Portfolio Strategies and Valuation Analysis, 1998
          -  Member of the Investment Analysts Society of Chicago
          -  BS Economics - Illinois Institute of Technology
          -  MBA Finance - Illinois Institute of Technology

[PHOTO]
          NICK P. CALAMOS, CFA
          Senior Vice President/Managing Director

          -  More than 16 years of investment management experience
          -  Oversees research and portfolio management for the firm
          -  Member of the Investment Analysts Society of Chicago
          -  Chartered Financial Analyst
          -  BS Economics - Southern Illinois University
          -  MS Finance - Northern Illinois University

                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Calamos Advisors Trust-
   Calamos Convertible Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Advisors Trust - Calamos Convertible Portfolio as of December 31, 1999, and the related statements of operations and changes in net assets and the financial highlights for the period from May 1, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Convertible Portfolio at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 1, 1999 through December 31, 1999, in conformity with accounting principles generally accepted in the United States.



                                             /s/  ERNST & YOUNG LLP


Chicago, Illinois
February 16, 2000

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

PRINCIPAL                                                              VALUE
-----------------------------------------------------------------------------
CONVERTIBLE BONDS (46.9%)


                    BASIC INDUSTRIES (.9%)
$25,000             Inco Ltd.                                    $23,844
                    5.750%, 07/01/04

                    CAPITAL GOODS-INDUSTRIAL (1.9%)
 53,000             Interim Services, Inc.                        47,386
                    4.500%, 06/01/05

                    CAPITAL GOODS-TECHNOLOGY (26.1%)
 30,000             Adaptec, Inc.                                 32,606
                    4.750%, 02/01/04
 30,000             Advanced Energy Industrial                    35,363
                    5.250%, 11/15/06
 80,000             America Online                                45,960
                    0.000%, 12/06/19
 44,000             Atmel Corp.                                   37,306
                    0.000%, 04/21/18
 20,000             Atmel Corp. (a)                               16,957
                    0.000%, 04/21/18
 23,000             Bell Atlantic                                 23,345
                    5.750%, 04/01/03
 32,000             Bell Atlantic (Cable & Wireless)              39,187
                    4.250%, 09/15/05
 80,000             Hewlett Packard (b)                           55,100
                    0.000%, 10/14/17
 20,000             I2 Technologies (a)                           29,000
                    5.250%, 12/15/06
 15,000             Lattice Semiconductor (a)                     19,786
                    4.750%, 11/01/06
 20,000             Liberty Media (a)                             25,122
                    4.000%, 11/15/29
  9,000             Mindspring Enterprises                         8,576
                    5.000%, 04/15/06
 25,000             Siebel Systems (a)                            48,908
                    5.500%, 09/15/06
 61,000             Solectron Corp.(b)                            46,652
                    0.000%, 01/27/19
  6,000             Solectron Corp. (a) (b)                        4,589
                    0.000%, 01/27/19






                See accompanying Notes to Financial Statements.

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

PRINCIPAL                                                        VALUE
-----------------------------------------------------------------------
                    CAPITAL GOODS-TECHNOLOGY (CONTINUED)
$7,000              Systems & Computer Tech                      $5,994
                    5.000%, 10/15/04
39,000              Telefonos De Mexico                          50,862
                    4.250%, 06/15/04
37,000              U.S. Cellular Corporation                    35,659
                    0.000%, 06/15/15
15,000              U.S. Internet Working, Inc, (a)              43,838
                    7.000%, 11/01/04
21,000              Veritas Software                             56,980
                    1.856%, 08/13/06
                                                               --------
                                                                661,790

                    CONSUMER CYCLICALS (2.9%)
10,000              Interpublic Group (a)                        11,609
                    1.870%, 06/01/06
20,000              Interpublic Group                            30,596
                    1.800%, 09/16/04
15,000              Omnicom Group                                30,627
                    2.250%, 01/06/13
                                                               --------
                                                                 72,832

                    CONSUMER GROWTH STAPLES (10.8%)
 7,000              Alpharma, Inc. (a)                            7,637
                    3.000%, 06/01/06
50,000              Alza Corp.                                   25,312
                    0.000%, 07/14/14
55,000              Clear Channel                                56,420
                    1.500%, 12/01/02
40,000              Costco Wholesale                             42,794
                    0.000%, 08/19/17
36,000              Elan Corp. (a) (b)                           18,810
                    0.000%, 12/14/18
57,000              Elan Corp. (b)                               29,782
                    0.000%, 12/14/18
 9,000              Genzyme Corporation                          11,470
                    5.250%, 06/01/05
31,000              News Corp. Ltd.                              24,791
                    0.000%, 03/11/13


                See accompanying Notes to Financial Statements.

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

PRINCIPAL                                                        VALUE
-----------------------------------------------------------------------
                    CONSUMER GROWTH STAPLES (CONTINUED)
$57,000             Roche Holdings (a) (b)                      $28,999
                    0.000%, 05/06/12
 60,000             Times Mirror Company (b)                     29,625
                    0.000%, 04/15/17                        -----------
                                                                275,640

                    ENERGY (4.0%)
 50,000             Devon Energy (Chevron)                       48,562
                    4.900%, 08/15/08
  8,000             Diamond Offshore Drilling                     8,112
                    3.750%, 02/15/07
 54,000             Loews Corp. (Diamond Offshore)               44,446
                    3.125%, 09/15/07
                                                            -----------
                                                                101,120
                    FINANCIAL (.3%)
  9,000             Financial Federal Corp.                       8,572
                    4.500%, 05/01/05

                    TOTAL CONVERTIBLE BONDS                   1,191,184
                    (Cost $997,594)

NUMBER OF
SHARES                                                            VALUE
-----------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (32.5%)
                    BASIC INDUSTRIES (1.8%)
     60             Crown Cork & Seal                            $1,245
                    4.500%
    150             Inco Ltd. (Diamond Fields)                    6,188
                    5.500%
    295             International Paper Company                  16,118
                    5.250%
    440             Sealed Air Corp. (W.R. Grace)                22,220
                    5.250%
                                                            -----------
                                                                 45,771


                See accompanying Notes to Financial Statements.

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


NUMBER OF
SHARES                                                            VALUE
-----------------------------------------------------------------------
                    CAPITAL GOODS-TECHNOLOGY (11.0%)
     85             Global Crossing (a)                         $23,588
                    7.000%
    210             Global Crossing (a)                          26,268
                    6.375%
    860             Loral Space & Comm.                          55,578
                    6.000%
    245             MediaOne                                     26,460
                    6.250%
    150             Qualcomm, Inc.                              147,050
                    5.750%
                                                            -----------
                                                                278,944
                    CONSUMER CYCLICAL (2.4%)
    250             Newell Financial Trust                        9,531
                    5.250%
    345             Royal Caribbean                              51,750
                    7.250%
                                                            -----------
                                                                 61,281
                    CONSUMER GROWTH STAPLES (1.3%)
    985             Monsanto Company                             32,628
                    6.500%

                    CONSUMER STAPLES (3.2%)
    915             Seagram Co. Ltd.                             41,175
                    7.500%
  1,140             Suiza Foods Trust                            39,491
                    5.500%
                                                            -----------
                                                                 80,666
                    CREDIT CYCLICALS (1.9%)
  1,250             Texas Industries, Inc.                       48,125
                    5.500%

                    ENERGY (.9%)
    855             Western Gas Resources                        22,871
                    2.625%



                See accompanying Notes to Financial Statements.

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


NUMBER OF
SHARES                                                            VALUE
-----------------------------------------------------------------------
                    FINANCIAL (4.9%)
1,450               Host Marriott                               $45,494
                    6.750%
1,525               National Australia Bank                      42,128
                    7.875%
  800               Vornado Realty Series A                      37,300
                    6.500%
                                                            -----------
                                                                124,922
                    TRANSPORTATION (1.5%)
  555               Arkansas Best Corporation                    22,477
                    2.875%
  390               Union Pacific Capital Trust                  16,234
                    6.250%
                                                            -----------
                                                                 38,711
                    UTILITIES (3.6%)
  440               AES Trust III Series B                       28,230
                    5.500%
  200               AES Corp Trust III                           12,325
                    6.750%
  780               Calpine Capital Trust (High Tides)           50,992
                    5.750%
                                                            -----------
                                                                 91,547

                    TOTAL CONVERTIBLE                           825,466
                    PREFERRED STOCKS
                    (Cost $708,557)

COMMON STOCKS (8.2%)
                    CAPITAL GOODS-TECHNOLOGY (1.7%)
  775               Ciena Corp.                                  44,562

                    CONSUMER CYCLICAL (4.8%)
1,030               Boeing Company                               42,809
  855               MGM Grand, Inc.                              43,017
  985               Mandalay Resort                              19,823
  528               Marriott International, Inc.                 16,683
                                                            -----------
                                                                122,332








                See accompanying Notes to Financial Statements.

CALAMOS CONVERTIBLE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

SHARES                                                           VALUE
----------------------------------------------------------------------
                    FINANCIAL (1.7%)
  710               MGIC Investment                            $42,733

                                                           -----------
                    TOTAL COMMON STOCKS                        209,627
                    (Cost $185,085)

TOTAL INVESTMENTS (87.6%)                                    2,226,277
(cost $1,891,236)


CASH DEPOSITS WITH CUSTODIAN                                   285,763
INTEREST BEARING (11.2%)
OTHER ASSETS, LESS LIABILITIES (1.2%)                           29,549
                                                           -----------

NET ASSETS (100.0%)                                         $2,541,589

NET ASSET VALUE PER SHARE                                       $12.18
(208,684 shares outstanding)

Notes to Schedule of Investments
(a) Rule 144A security-Private placement securities issued under Rule 144A are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Portfolio, and any resale by the Portfolio must be an exempt transaction, normally to other qualified institutional investors.
(b) LYON- Liquid Yield Option Note








                See accompanying Notes to Financial Statements.

CALAMOS CONVERTIBLE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (cost $1,891,236)                            $2,226,277
Cash with custodian (interest bearing)                                285,763
Accrued interest and dividends receivable                               9,176
Due from adviser                                                       53,495
                                                                  -----------
                                   Total Assets                    $2,574,711
                                                                  -----------

LIABILITIES AND NET ASSETS
Payable for investments purchased                                      23,438
Accounts payable and accrued liabilities                                8,395
Payable to investment adviser                                           1,289
                                   Total Liabilities                   33,122
                                                                  -----------

NET ASSETS                                                         $2,541,589
                                                                  ===========
ANALYSIS OF NET ASSETS

Excess of amounts received from issuance of shares over
  amounts paid on redemptions of shares on account of capital      $2,214,054
Accumulated net realized loss on investments                           (7,506)
Net unrealized appreciation of investments and other
  assets less liabilities                                             335,041
NET ASSETS                                                         $2,541,589
                                                                  ===========


Net Assets Applicable to Shares Outstanding                        $2,541,589
Shares Outstanding                                                    208,684
Net Asset Value, Offering Price and Redemption Price Per Share
  at December 31, 1999                                                 $12.18









                See accompanying Notes to Financial Statements.

CALAMOS CONVERTIBLE PORTFOLIO
STATEMENT OF OPERATIONS
PERIOD ENDED DECEMBER 31, 1999*

INVESTMENT INCOME
Interest                                                            $13,522
Dividends                                                            11,127
                                                                  ---------
  Total Investment Income                                            24,649
                                                                  ---------


EXPENSES
Investment advisory fees                                              4,470
Transfer agent fees                                                     250
Custodian fees                                                        5,000
Registration fees                                                     1,647
Professional fees                                                    24,688
Accounting fees                                                      16,000
Trustees' fees                                                        7,400
                                                                  ---------
  Total expenses                                                     59,455
  Less expense reimbursement and waiver                             (53,495)
                                                                  ---------
  Net expenses                                                        5,960
                                                                  ---------

NET INVESTMENT INCOME                                                18,689
                                                                  ---------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, and
  forward foreign currency contracts                                 (7,506)
Change in net unrealized appreciation/depreciation
  on investments, options and forward foreign
  currency contracts                                                335,041
                                                                  ---------
NET GAIN (LOSS) ON INVESTMENTS                                      327,535
                                                                  ---------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                  $346,224
                                                                  =========

(*) The Fund commenced operations on May 1, 1999.







                See accompanying Notes to Financial Statements.

CALAMOS CONVERTIBLE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
PERIOD ENDED DECEMBER 31, 1999 (*)

OPERATIONS
Net investment income                                       $18,689
Net realized gain (loss) on investments                      (7,506)
Change in net unrealized appreciation/depreciation
  on investments                                            335,041
                                                        -----------
Net increase in net assets resulting from
  operations                                                346,224
                                                        ===========
DISTRIBUTIONS TO
 SHAREHOLDERS
Net investment income                                       (18,689)
Return of capital                                            (9,445)
                                                        -----------
Total Distributions                                         (28,134)
                                                        ===========

INCREASE IN NET ASSETS FROM
 CAPITAL SHARE TRANSACTIONS                               2,123,499
                                                        -----------
TOTAL INCREASE IN NET ASSETS                              2,441,589


NET ASSETS
Beginning of period                                         100,000
End of period                                             2,541,589

Undistributed Net Investment Income                      $        -



(*) The Fund commenced operations on May 1, 1999.






                See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization- Calamos Advisors Trust, a Massachusetts business trust organized February 17, 1999 (the "Trust"), consists of a single series, Calamos Convertible Portfolio (the "Portfolio"). The Trust currently offers Portfolio's shares to certain life insurance companies (Participating Insurance Companies) for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio commenced operations on May 1, 1999.

Portfolio Valuation- Investments are stated at value. Securities for which quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the mean of the most recently quoted bid and asked prices. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Investment Transactions and Investment Income - Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income is recognized using the accrual method and includes amortization of original issue discount and market discount. Dividend income is recognized on the ex-dividend date.

Federal Income Taxes - No provision has been made for Federal income taxes since the Portfolio elected to be taxed as a "regulated investment company" and has made such distributions to shareholders as to be relieved of all Federal income taxes.

Capital Loss Carryforwards - As of December 31, 1999, the Portfolio had capital loss carryforwards of $7,506, which if not used will expire in 2007.

Dividends and Capital Gains - The Portfolio intends to distribute to its shareholders its net investment income quarterly and net capital gain, if any, annually. Distributions to shareholders are recorded on ex-dividend date. Income and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

NOTE  2 - INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with Calamos Asset Management, Inc. ("CAM"), the Portfolio pays an investment advisory fee at the annual rate of 0.75% of the average daily net assets of the Portfolio.

CAM has voluntarily undertaken to limit normal operating expenses of the Portfolio to 1.00% of average daily net assets. As of December 31, 1999, this expense reimbursement and waiver was $53,495. This reimbursement and waiver is voluntary and may be terminated by CAM at any time.

Certain officers and trustees of the Trust are also officers and directors of CAM. All officers and affiliated trustees serve without direct compensation from the Trust.

NOTE 3 - INVESTMENTS

Purchases and sales of investments other than short-term obligations for the period ended December 31, 1999 were as follows:

     Purchases                                    2,187,093

     Proceeds from sales                            292,322

The following information is based on the cost basis of investments for Federal income tax purposes at December 31, 1999:

     Cost basis of investments                    1,891,236
     Gross unrealized appreciation                  381,893
     Gross unrealized depreciation                   46,852
     Net unrealized appreciation                    335,041

NOTE 4 - INTEREST BEARING CASH DEPOSIT WITH CUSTODIAN

The Portfolio earns interest on its average daily balance with the custodian at a rate equal to the current Federal Reserve federal funds rate. During the period ended December 31, 1999, the Portfolio earned $3,501 in interest income under this arrangement.

NOTE 5 - CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Portfolio:

Period ended December 31, 1999

                                   SHARES           DOLLARS
                                   ------           -------
Shares sold                       198,074         2,114,924
Shares issued in reinvestment
  of distributions                  2,350            28,134
Less shares redeemed               (1,740)          (19,559)
Increase                          198,684        $2,123,499

CALAMOS CONVERTIBLE PORTFOLIO
FINANCIAL HIGHLIGHTS
DECEMBER 31, 1999

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ARE AS FOLLOWS:

                                                              MAY 1, 1999
                                                                  TO
                                                             DEC. 31, 1999
                                                             -------------
Net asset value, beginning of period                         $       10.00

Income from investment operations:
          Net investment income                                       0.09
          Net unrealized and unrealized gain (loss) on
            investments                                               2.23
                                                             -------------
                    Total from investment operations                  2.32
                                                             -------------

Less distributions:
          Dividends from net investment income                       (0.09)
          Distributions paid from capital                            (0.05)
                                                             -------------
                    Total distributions                              (0.14)
                                                             -------------

Net asset value, end of period                               $       12.18
                                                             =============

Total Return (a)                                                     23.19%

Ratios and supplemental data:
          Net assets, end of period (000)                    $       2,542
          Ratio of expenses to average net assets(b)(*)               1.00%
          Ratio of net investment income to average net
            assets(b)(*)                                              3.10%


Portfolio Turnover Rate(*)                                           31.65%




     (a) Total return is not annualized.
     (b) After the reimbursement and waiver of expenses by the Adviser equivalent to 8.86%(*) of average net assets.
       * Annualized